SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2003
                       -------------------
                  Commission File Number 1-5324
                             ------

                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                           04-2147929
 ----------------------                 ---------------
 (State or other jurisdiction of    (I.R.S. Employer incorporation or
      organization)                       Identification No.)

            174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
    MASSACHUSETTS                                 01090-0010
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  (Address of principal executive offices)        (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
     (Former name or former address, if changed since last report)

ITEM 9.   Regulation FD Disclosure  and
ITEM 12.  Results of Operations and Financial Condition

     On July 22, 2003, Northeast Utilities issued a press release relating to its second quarter 2003 results. A copy of the press release is attached as Exhibit 99.1. Exhibits 99.1 and 99.2, which are incorporated by reference thereto, are furnished pursuant to Regulation FD.

                          EXHIBIT INDEX


Exhibit 99.1   Northeast Utilities Press Release dated July 22, 2003.
Exhibit 99.2 Financial Report for the three, six and twelve month periods ending June 30, 2003.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                          (Registrant)


                          By: /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title: Assistant Treasurer - Finance




Date:  July 22, 2003